Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents

Note 2. Cash and Cash Equivalents

At December 31, 2012, Opexa invested approximately $24,500 in a money market fund investing exclusively in high-quality, short-term money market instruments consisting of U.S. government obligations and repurchase agreements collateralized by the U.S. Government. While this fund seeks current income while preserving capital and liquidity, the fund is subject to risk, including U.S. government obligations risk, and is not federally insured or guaranteed by or obligations of the Federal Deposit Insurance Corporation or any other agency. For the 12 months ended December 31, 2012, the money market fund recognized an average market yield of 0.01%. Interest income of $280 was recognized for the year ended December 31, 2012 in the statements of expenses.

At December 31, 2011, Opexa invested approximately $7.0 million in a money market account with an average market yield of 0.01%. Interest income of $932 was recognized for the year ended December 31, 2011 in the statements of expenses.

Opexa issued a total of $4,085,000 in principal amount of convertible secured promissory notes to related parties and third parties on July 25, 2012 (see Note 6 and Note 7). As part of the security interest granted by Opexa to the investors, $1.0 million of the proceeds are required to be maintained in an account subject to a deposit account control agreement while the notes are outstanding. As of December 31, 2012, the $1.0 million balance in the controlled account is reported as restricted cash in the consolidated balance sheets. Subsequent to December 31, 2012, the restricted cash was reduced to $500,000 (see Note 14).